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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ____________


                                    Form 8-K

                                 ____________


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 3, 2001
                                                         ---------------


                        CADMUS COMMUNICATIONS CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                  000-12954         54-1274108
---------------------------------  -----------   ----------------------
 (State or other jurisdiction of   (Commission      (I.R.S. Employer
 incorporation or organization)    File Number)  Identification Number)


1801 Bayberry Court, Suite 200, Richmond, Virginia     23226
--------------------------------------------------   --------
  (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code  (804) 287-5680
                                                    --------------
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Item 5.   Other Events.

On April 3, 2001, Cadmus Communications Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1 with respect to the Company's announcement of additional actions to intensify the Company's focus on its core businesses and further reduce its exposure to the cyclical, highly priced competitive commercial print market.



Item 7.  Exhibits.

         Exhibit 99.1    Press Release

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                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on April 3, 2001.


                                CADMUS COMMUNICATIONS CORPORATION


                                By:    /s/ Bruce V. Thomas
                                      ---------------------
                                      Bruce V. Thomas
                                      President and Chief Executive Officer
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                                 Exhibit Index


         Exhibit


99.1  Press Release